Exhibit 99.1

                                                                     EXECUTION





================================================================================






         LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,

                                    SELLER

                                      and

                   STRUCTURED ASSET SECURITIES CORPORATION,

                                   PURCHASER

                  MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

                         Dated as of February 1, 2001




                    Structured Asset Securities Corporation
              (Mortgage Pass-Through Certificates, Series 2001-2)


================================================================================


                               TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----

                                  ARTICLE I.
                         CONVEYANCE OF MORTGAGE LOANS

Section 1.01.   Sale of Mortgage Loans.......................................3
Section 1.02.   Delivery of Documents........................................4
Section 1.03.   Review of Documentation......................................4
Section 1.04.   Representations and Warranties of Lehman Capital.............4
Section 1.05.   Grant Clause.................................................8
Section 1.06.   Assignment by Depositor......................................9

                                  ARTICLE II.
                           MISCELLANEOUS PROVISIONS

Section 2.01.   Binding Nature of Agreement; Assignment......................9
Section 2.02.   Entire Agreement.............................................9
Section 2.03.   Amendment....................................................9
Section 2.04.   Governing Law...............................................10
Section 2.05.   Severability of Provisions..................................10
Section 2.06.   Indulgences; No Waivers.....................................10
Section 2.07.   Headings Not to Affect Interpretation.......................10
Section 2.08.   Benefits of Agreement.......................................11
Section 2.09.   Counterparts................................................11


                                   SCHEDULES

SCHEDULE A        Mortgage Loan Schedule


     This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of February 1, 2001 (the "Agreement"), is executed by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), and Structured Asset Securities Corporation (the "Depositor").

     All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the "Trust Agreement"), dated as of February 1, 2001, among the Depositor, Aurora Loan Services Inc., as master servicer (the "Master Servicer"), First Union National Bank, as trustee (the "Trustee") and Wells Fargo Bank Minnesota, N.A., as securities administrator (the "Securities Administrator").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to the following specified master mortgage loan purchase and warranties agreements, mortgage loan purchase, warranties and servicing agreements, seller's warranties and servicing agreements and other purchase agreements (each a "Transfer Agreement," and together the "Transfer Agreements"), Lehman Brothers Bank, FSB, an affiliate of Lehman Capital (the "Bank"), has purchased or received from certain transferors (each a "Transferor," and together the "Transferors"), certain mortgage (the "Transferred Mortgage Loans"):

     I.   Bank, as purchaser:
          ------------------

          a. Mortgage Loan Purchase, Warranties and Interim Servicing Agreement (Whole Loan Series 2001-FX-2(A)) dated as of January 1, 2001 between Bank and Chase Manhattan Mortgage Corporation;

          b. Mortgage Loan Purchase, Warranties and Servicing Agreement (Whole Loan Series 2001-FX-2(B)) dated as of January 1, 2000 between Bank and Chase Manhattan Mortgage Corporation;

          c. Seller's Warranties and Servicing Agreement (Conventional Conforming and Non-conforming Residential Fixed Rate Mortgage Loans Group No. 2000-1) dated as of December 1, 2000 between Bank and CFS Bank;

          d. Seller's Warranties and Servicing Agreement (Group No. 2000-1), dated as of October 1, 2000, between Bank and First Horizon Home Loan Corporation;

          e. Mortgage Loan Purchase and Warranties Agreement, dated January 26, 2000, between Bank and Greenpoint Mortgage Funding, Inc.,

          f. Flow Mortgage Loan Purchase and Warranties Agreement, dated as of February 13, 2000, between Bank and IndyMac Bank, FSB.

     WHEREAS, pursuant to the following assignment and assumption agreements, Bank has assigned all of its rights, title and interest in and to the foregoing Transfer Agreements listed in I(a) through (f above), including the Transferred Mortgage Loans acquired by Bank thereunder, to Lehman Capital:

          a. Assignment and Assumption Agreements, each dated as of February 28, 2001, and effective as of February 1, 2001, between Bank, as assignor, and Lehman Capital, as assignee, with respect to each Transfer Agreement entered into by Bank listed in I (a) through (f) above.

     WHEREAS, the Bank has originated or acquired certain mortgage loans (the "Lehman Bank Mortgage Loans") which it has transferred to Lehman Capital pursuant to a Bill of Sale dated February 28, 2001 (the Transferred Mortgage Loans and the Lehman Bank Mortgage Loans as identified on the Mortgage Loan Schedule attached hereto as Schedule A are collectively referred to herein as the "Mortgage Loans").

     WHEREAS, the Bank or Lehman Capital is the party to the following servicing agreements (collectively, the "Servicing Agreements") pursuant to which the Mortgage Loans are serviced by the various Servicers:

     1. Reconstituted Servicing Agreement, dated as of February 1, 2001, between Lehman Capital and CFS Bank;

     2. Reconstituted Servicing Agreement (Whole Loan Series 2001-FX-2(A)), dated as of February 1, 2001, between Lehman Capital and Chase Manhattan Mortgage Corporation;

     3. Reconstituted Servicing Agreement (Whole Loan Series 2001-FX-2(B)), dated as of February 1, 2001, between Lehman Capital and Chase Manhattan Mortgage Corporation;

     4. Reconstituted Servicing Agreement, dated as of February 1, 2001, between Lehman Capital and GreenPoint Mortgage Funding Inc.;

     5. Reconstituted Servicing Agreement, dated as of February 1, 2001, between Lehman Capital and First Horizon Home Loan Corporation; and

     6. Reconstituted Servicing Agreement, dated as of February 1, 2001, between Lehman Capital and IndyMac Bank, F.S.B.

     7. Servicing Agreements, dated February 1, 2001, between Lehman Capital, as Seller, Aurora Loan Services Inc. ("Aurora"), as servicer and Aurora, as Master Servicer.

     8. Master Interim Servicing Agreement, dated November 15, 2000, between Bank, as purchaser, and First National Bank of Nevada, as seller, for Conventional Fixed Rate Residential Mortgage Loans.

     WHEREAS, pursuant to the following assignment and assumption agreement, Bank has assigned all of its right, titles and interest in and to the Servicing Agreement listed in (8) above to Lehman Capital as of the Closing
Date:

          a. Assignment and Assumption Agreement, dated as of February 28, 2001, between Bank, as assignor, and Lehman Capital, as assignee, with respect to the First National Bank of Nevada Master Interim Servicing Agreement.

     WHEREAS, Lehman Capital desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans (exclusive of any Retained Interest on such Mortgage Loans) to the Depositor, to assign all of its rights and interest under the Transfer Agreements and Servicing Agreements, and to delegate all of its obligations thereunder, to the Depositor; and

     WHEREAS, Lehman Capital and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Depositor agree as follows:

                                  ARTICLE I.

                         CONVEYANCE OF MORTGAGE LOANS

     Section 1.01. Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, Lehman Capital does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of Lehman Capital in and to the Mortgage Loans (exclusive of any Retained Interest on such Mortgage Loans) identified on Schedule A hereto, having an aggregate principal balance as of the Cut-off Date of $673,545,820. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after February 1, 2001 other than, (i) any amounts representing Retained Interest and (ii) payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of Lehman Capital's right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, Lehman Capital's rights under any Insurance Policies related to the Mortgage Loans, and Lehman Capital's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral.

     Concurrently with the execution and delivery of this Agreement, Lehman Capital hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement and each Servicing Agreement, other than (i) any right to receive Retained Interest and (ii) any servicing rights retained pursuant to the provisions of such Transfer Agreement or Servicing Agreement, to the extent relating to the Mortgage Loans. Concurrently with the execution hereof, the Depositor tenders the purchase price of $673,545,820. The Depositor hereby accepts such assignment, and shall be entitled to exercise all such rights of Lehman Capital under each Transfer Agreement and each Servicing Agreement, as if the Depositor had been a party to each such agreement.

     Section 1.02. Delivery of Documents. (a) In connection with such transfer and assignment of the Mortgage Loans hereunder, Lehman Capital does hereby deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned, as specified in the related Transfer Agreements or Reconstituted Servicing Agreements.

          (b) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, Lehman Capital, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the account maintained by the Servicer for such purpose have been so deposited.

     Section 1.03. Review of Documentation. The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by LaSalle National Bank and U.S. Bank National Association, each as the custodian (a "Custodian") for the applicable Mortgage Loans for the Depositor. Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File. If in the course of such review any Custodian identifies any Material Defect, Lehman Capital shall be obligated to cure such defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

     Section 1.04. Representations and Warranties of Lehman Capital. Lehman Capital hereby represents and warrants to the Depositor that as of the date hereof that:

               (i) Lehman Capital is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

               (ii) the execution and delivery by Lehman Capital of this Agreement have been duly authorized by all necessary corporate action on the part of Lehman Capital; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Lehman Capital or its properties or the certificate of incorporation or bylaws of Lehman Capital;

               (iii) the execution, delivery and performance by Lehman Capital of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

               (iv) this Agreement has been duly executed and delivered by Lehman Capital and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of Lehman Capital enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

               (v) there are no actions, suits or proceedings pending or, to the knowledge of Lehman Capital, threatened or likely to be asserted against or affecting Lehman Capital, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of Lehman Capital will be determined adversely to Lehman Capital and will if determined adversely to Lehman Capital materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

          (b) The representations and warranties of each Transferor with respect to the Transferred Mortgage Loans in the applicable Transfer Agreement were made as of the date of such Transfer Agreement. To the extent that any fact, condition or event with respect to a Transferred Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of Lehman Capital under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of such Transferor under any applicable representation or warranty made by it. The Depositor acknowledges and agrees that the representations and warranties of Lehman Capital in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the related Transferor in the applicable Transfer Agreement. Lehman Capital shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to a Transferred Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the related Transferor in such Transfer Agreement, without regard to whether the related Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the related Transferor fulfills its obligations under the provisions of such Transfer Agreement by substituting for the affected Transferred Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, Lehman Capital shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Transferred Mortgage Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan. Subject to the foregoing, Lehman Capital represents and warrants upon delivery of the Transferred Mortgage Loans to the Depositor hereunder, as to each, that:

               (i) The information set forth with respect to the Transferred Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Transferred Mortgage Loans, and the information with respect to each Transferred Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

               (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and Lehman Capital has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

               (iii) Except in the case of Cooperative Loans, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Transferred Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

               (iv) Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or recision;

               (v) Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's Title Insurance Policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and
     (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with a Transferred Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

               (vi) Immediately prior to the transfer and assignment of the Transferred Mortgage Loans to the Depositor, Lehman Capital was the sole owner of record and holder of each Mortgage Loan, and Lehman Capital had good and marketable title thereto, and has full right to transfer and sell each Transferred Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Transferred Mortgage Loan pursuant to this Agreement;

               (vii) Each Transferred Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Transferred Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Transferred Mortgage Loan (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including Lehman Capital, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

               (viii) To the best of Lehman Capital's knowledge, no foreclosure action is being threatened or commenced with respect to any Transferred Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Transferred Mortgage Loan or the use for which the premises were intended;

               (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

               (x) Each Transferred Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

               (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Transferred Mortgage Loan have been complied with; and

               (xii) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg.ss.1.860G-2.

          (c) Lehman Capital represents and warrants to the Depositor upon the delivery to the Depositor on the Closing Date of the Lehman Bank Mortgage Loans originated or acquired by the Bank and listed on Schedule B hereto, but solely as to each Mortgage Loan listed on Schedule B hereto, that, as of the Cut-off Date:

               (i) The information set forth with respect to the Lehman Bank Mortgage Loans on the Lehman Bank Mortgage Loan Schedule provides an accurate listing of the Lehman Bank Mortgage Loans, and the information with respect to each Lehman Bank Mortgage Loan on the Lehman Bank Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

               (ii) There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and Lehman Capital has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

               (iii) Except in the case of Cooperative Loans, each mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement. Lehman Capital or the Bank have not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Lehman Capital or the Bank;

               (iv) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Lehman Capital or the Bank have not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Lehman Bank Mortgage Loan to be in default, nor has Lehman Capital or the Bank waived any default resulting from any action or inaction by the Mortgagor;

               (v) The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to: (A) the lien of current real property taxes and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's Title Insurance Policy or attorney's opinion delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Lehman Bank Mortgage Loan or
     (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Lehman Bank Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and Lehman Capital has full right to sell and assign the same to the Depositor. The Mortgaged Property was not, as of the date of origination of the Lehman Bank Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

               (vi) Immediately prior to the transfer and assignment of the Lehman Bank Mortgage Loans to the Depositor, Lehman Capital was the sole owner of record and holder of each Lehman Bank Mortgage Loan, and Lehman Capital had good and marketable title thereto, and has full right to transfer and sell each Lehman Bank Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Lehman Bank Mortgage Loan pursuant to this Agreement;

               (vii) Each Lehman Bank Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Lehman Bank Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Lehman Bank Mortgage Loan (subject only to the exceptions described in paragraph (v) above). If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including Lehman Capital, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

               (viii) To the best of Lehman Capital's knowledge, no foreclosure action is being threatened or commenced with respect to any Lehman Bank Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Lehman Bank Mortgage Loan or the use for which the premises were intended;

               (ix) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

               (x) Each Lehman Bank Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act;

               (xi) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Lehman Bank Mortgage Loan have been complied with;

               (xii) Each Lehman Bank Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas.
     Reg.ss.1.860G-2.

               (xiii) The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Depositor and which has been delivered to the Custodian.

               (xiv) The Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit or a Cooperative unit in a low-rise condominium project, an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

               (xv) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan.

               (xvi) Each Lehman Bank Mortgage Loan has been closed and the proceeds of the Lehman Bank Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Lehman Bank Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

               (xvii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither Lehman Capital nor its predecessors have waived any default, breach, violation or event of acceleration;

               (xviii) All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

               (xix) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and rights of redemption. Upon default by a Mortgagor on a Lehman Bank Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Lehman Bank Mortgage Loan will be able to deliver good and merchantable title to the property;

               (xx) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (v) above;

               (xxi) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

               (xxii) Lehman Capital has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Lehman Bank Mortgage Loan as an unacceptable investment, cause the Lehman Bank Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Lehman Bank Mortgage Loan;

               (xxiii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Lehman Bank Mortgage Loan by Lehman Capital under this Agreement as set forth in
     Section 1.02 hereof have been delivered to the Custodian. Lehman Capital is in possession of a complete, true and accurate Mortgage File in compliance with Section 1.02 hereof, except for such documents the originals of which have been delivered to the Custodian;

               (xxiv) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets FNMA eligibility requirements for sale to FNMA or is located in a condominium or planned unit development project which has received FNMA project approval and the representations and warranties required by FNMA with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

               (xxv) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

               (xxvi) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Lehman Bank Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

               (xxvii) The Lehman Bank Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Bank, Lehman Capital, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Lehman Bank Mortgage Loan is not a graduated payment mortgage loan and the Lehman Bank Mortgage Loan does not have a shared appreciation or other contingent interest feature;

               (xxviii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Lehman Bank Mortgage Loan;

               (xxix) The origination and collection practices used with respect to the Lehman Bank Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and escrow payments, all such payments are in the possession of Lehman Capital and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or escrow payments or other charges or payments due Lehman Capital have been capitalized under the Mortgage or the Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

               (xxx) The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Lehman Bank Mortgage Loan application by a qualified appraiser, duly appointed by the Bank or Lehman Capital, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Lehman Bank Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Lehman Bank Mortgage Loan was originated;

               (xxxi) The Mortgagor has not notified Lehman Capital, and Lehman Capital has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

               (xxxii) The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which Lehman Capital is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of Lehman Capital's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting of a prerequisite to the use and enjoyment of said property;

               (xxxiii) No Lehman Bank Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or
     (ii) facilitating the trade-in or exchange of a Mortgaged Property;

               (xxxiv) No action, inaction, or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, Primary Mortgage Loan Insurance Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by Lehman Capital or any designee of Lehman Capital or any corporation in which Lehman Capital or any officer, director, or employee had a financial interest at the time of placement of such insurance;

               (xxxv) Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Depositor) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of Lehman Capital, or is in the process of being recorded.

               (xxxvi) Lehman Capital has not transferred the Lehman Bank Mortgage Loans to the Depositor, and the Depositor has not transferred the Lehman Bank Mortgage Loans to the Trust Fund, with any intent to hinder, delay or defraud any of its creditors;

     It is understood and agreed that the representations and warranties set forth in Section 1.04(b) and 1.04(c) and the obligations of Lehman Capital set forth in this Section survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Depositor. Upon discovery by either Lehman Capital or the Depositor of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan, (and, in the case of the Transferred Mortgage Loan, that does not also constitute a breach of a representation or warranty of the related Transferor in the applicable Transfer Agreement), the party discovering such breach shall give prompt written notice to the other party. Within 60 days of the discovery of any such breach, Lehman Capital shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

     Section 1.05. Grant Clause. It is intended that the conveyance of Lehman Capital's right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) Lehman Capital hereby grants to the Depositor a first priority security interest in all of Lehman Capital's right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (3) this Agreement shall constitute a security agreement under applicable law.

     Section 1.06. Assignment by Depositor. The Depositor shall have the right, upon notice to but without the consent of Lehman Capital, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement. All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

                                 ARTICLE II.

                           MISCELLANEOUS PROVISIONS

     Section 2.01. Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 2.02. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 2.03. Amendment. This Agreement may be amended from time to time by Lehman Capital and the Depositor, without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in any Offering Document; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

          (a) This Agreement may also be amended from time to time by Lehman Capital and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Certificate Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

          (b) It shall not be necessary for the consent of Holders under this
Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 2.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 2.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 2.06. Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 2.08. Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

     Section 2.09. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lehman Capital and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          LEHMAN CAPITAL, A DIVISION OF
                                               LEHMAN BROTHERS HOLDINGS INC.


                                          By:/s/ Joseph J. Kelly
                                             ----------------------------------
                                             Name:   Joseph J. Kelly
                                             Title:  Authorized Signatory


                                          STRUCTURED ASSET SECURITIES
                                               CORPORATION

                                          By:/s/ Ellen V. Kiernan
                                             --------------------------------
                                             Name:   Ellen V. Kiernan
                                             Title:  Vice President


                                  SCHEDULE A
                                  ----------

                            MORTGAGE LOAN SCHEDULE